UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026

 RESTAURANT BRANDS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5707 Waterford District Drive
Miami,	Florida	33126
(Address of Principal Executive Offices and Zip Code)
(305) 378-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On May 6, 2026, Restaurant Brands International Inc. (the “Company”) issued a press release and supplemental financial and operational information regarding results for the three months ended March 31, 2026. The press release and supplemental financial and operational information are furnished as Exhibit 99 hereto.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
99	Press release and supplemental financial and operational information regarding results for the three months ended March 31, 2026 issued by the Company on May 6, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

Date: May 6, 2026	/s/ Sami Siddiqui
	Name:	Sami Siddiqui
	Title:	Chief Financial Officer